UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January15, 2014

OPTICAL CABLE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)
(540) 265-0690
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.
On January 16, 2014, Optical Cable Corporation (the “Company” or “OCC®”) issued a press release announcing that the Board of Directors declared a cash dividend of $0.02 per share on the Company’s common stock effective January 15, 2014. The Company’s Board of Directors declared that the dividend would be paid on or about February 14, 2014 to shareholders of record on January 28, 2014. A copy of the press release announcing the dividend is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 16, 2014 announcing declaration of dividend. (FILED HEREWITH)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer
Dated: January 16, 2014

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